UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 2, 2008, the Company issued a press release concerning the Cap de la Madeleine, Quebec aluminum rolling mill facility. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this item 7.01 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K and on Exhibit 99.1 contains certain forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These include statements that contain words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should” and similar expressions intended to connote future events and circumstances, and include statements regarding future actual and adjusted earnings and earnings per share; future improvements in margins, processing volumes and pricing; overall 2008 operating performance; anticipated higher adjusted effective tax rates; expected cost savings; success in integrating Aleris’s recent acquisitions, including the acquisition of the downstream aluminum businesses of Corus Group plc; its future growth; the economic environment in 2008; future benefits from acquisitions and new products; expected benefits from changes in the industry landscape; and anticipated synergies resulting from the Company’s acquisitions. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, Aleris’s levels of indebtedness and debt service obligations; its ability to effectively integrate the business and operations of its acquisitions; further slowdowns in automotive production in the U.S. and Europe; the financial condition of Aleris’s customers and future bankruptcies and defaults by major customers; the availability at favorable cost of aluminum scrap and other metal supplies that Aleris processes; the ability of Aleris to enter into effective metals, natural gas and other commodity derivatives; continued increases in natural gas and other fuel costs of Aleris; a weakening in industrial demand resulting from a decline in U.S. or world economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of Aleris’s various facilities; a continuation of building and construction customers and distribution customers reducing their inventory levels and reducing the volume of Aleris’s shipments; restrictions on and future levels and timing of capital expenditures; retention of Aleris’s major customers; the timing and amounts of collections; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of some of the uncertainties listed above; and other risks listed in Aleris’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Aleris’s annual report on Form 10-K for the fiscal year ended December 31, 2007 particularly the section entitled “Risk Factors” contained therein. The forward looking statements contained in this report and on such exhibits are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Press Release of the Company dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2008

Aleris International, Inc

By:	/s/ Sean M. Stack
Sean M. Stack
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
99.1	Press Release of the Company dated July 2, 2008